UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2005


                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                  on behalf of the RASC Series 2005-EMX3 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                     333-122688            51-0362653
 (State or other jurisdiction    (Commission File Number)   (IRS Employer
      of incorporation)                                    Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                                     55437
    (Address of principal executive office)                           (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.     OTHER EVENTS.

        In connection with the proposed offering of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2005-KS9 (the "Certificates"), Residential Funding Securities Corporation and Credit Suisse First Boston LLC (the "Underwriters") have prepared certain materials for distribution to potential investors. Although Residential Asset Securities Corporation (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

        For purposes of this Form 8-K, "Collateral Term Sheets" shall mean computer generated tables and/or charts displaying background information regarding the Mortgage Loans. The Collateral Term Sheets listed as Exhibits 99.1 hereto are filed herewith.

ITEM 9.01(C).  EXHIBITS.

        99.1   Collateral Term Sheets.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                RESIDENTIAL ASSET SECURITIES CORPORATION



                                By:     /s/ Pieter VanZyl
                                     -------------------------------
                                Name:   Pieter VanZyl
                                Title:  Vice President




Dated:  September 16, 2005


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                                  Exhibit Index


Exhibit

99.1           Collateral Term Sheets.